PRUDENTIAL WORLD FUND, INC.
Prudential Emerging Markets Debt Local Currency Fund

(the “Fund”)

Supplement dated September 23, 2016 to the Currently Effective Statement of Additional Information

Effective as of October 1, 2016, the Fund’s Manager, Prudential Investments LLC, and the Fund’s subadviser, and PGIM, Inc., have agreed to contractually amend the subadvisory fee rate applicable to PGIM, Inc. To reflect this change, effective as of October 1, 2016, the subadvisory fee rate in Part I of the Statement of Additional Information is hereby deleted, and the following new subadvisory fee rate is substituted:

0.45% on average daily net assets up to $200 million;
0.40% on average daily net assets over $200 million to $3 billion;
0.38 % on average daily net assets over $3 billion to $5 billion;
0.375% on average daily net assets over $5 billion to $10 billion;
0.37% on average daily net assets over $10 billion.

LR896